Exhibit 99.2

© 2024 authID Inc. All Rights Reserved. NASDAQ : AUID © 2024 authID Inc. All Rights Reserved. Q2 2024 Results Conference Call August 8, 2024 Our Mission Eliminate Authentication Fraud & Deliver 100% Zero Trust Identity Protection Our Value Know Who Is Behind The Device

© 2024 authID Inc. All Rights Reserved. - 2 - • This Presentation and information provided at a webcast or meeting at which it is presented (the “Presentation") has been prepared on the basis of information furnished by the management of authID Inc . (“authID” or the “Company”) and has not been independently verified by any third party . • This Presentation is provided for information purposes only . This Presentation is not an offer to sell nor a solicitation of an offer to buy any securities . • While the Company is not aware of any inaccuracies, no warranty or representation is made by the Company or its employees and representatives as to the completeness or accuracy of the information contained herein . This Presentation also contains estimates and other statistical data made by independent parties and us relating to market size and other data about our industry . This data involves a number of assumptions and limitations, and you should not give undue weight to such data and estimates . • Information contained in this Presentation or presented during this meeting includes “forward - looking statements . ” All statements other than statements of historical facts included herein, including, without limitation, those regarding the future results of operations, growth and sales, revenue guidance for 2024 , booked Annual Recurring Revenue (bARR) (and its components cARR and UAC), Annual Recurring Revenue (ARR), cash flow, cash position and financial position, business strategy, plans and objectives of management for future operations of both authID Inc . and its business partners, are forward - looking statements . Such forward - looking statements are based on a number of assumptions regarding authID’s present and future business strategies, and the environment in which authID expects to operate in the future, which assumptions may or may not be fulfilled in practice . Actual results may vary materially from the results anticipated by these forward - looking statements as a result of a variety of risk factors, including the Company’s ability to attract and retain customers ; successful implementation of the services to be provided under new customer contracts ; the Company’s ability to compete effectively ; changes in laws, regulations and practices ; changes in domestic and international economic and political conditions, the as yet uncertain impact of the wars in Ukraine and the Middle East, inflationary pressures, increases in interest rates, and others . See the Company’s Annual Report on Form 10 - K for the Fiscal Year ended December 31 , 2023 , filed at www . sec . gov and other documents filed with the SEC for other risk factors which investors should consider . These forward - looking statements speak only as to the date of this presentation and cannot be relied upon as a guide to future performance . authID expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward - looking statements contained in this presentation to reflect any changes in its expectations with regard thereto or any change in events, conditions, or circumstances on which any statement is based . • This Presentation contains references to the Company’s and other entities’ trademarks . Such trademarks are the property of their respective owner . The Company does not intend its use or the display of other companies’ trade names or trademarks to imply a relationship with or endorsement of the Company by any other entity . • By reading this Presentation or attending a webcast or meeting at which it is presented you accept and agree to these terms, disclaimers and limitations . Disclaimer & Forward Looking Statements

© 2024 authID Inc. All Rights Reserved. NASDAQ : AUID © 2024 authID Inc. All Rights Reserved. CEO Remarks Our Mission Eliminate Authentication Fraud & Deliver 100% Zero Trust Identity Protection Our Value Know Who Is Behind The Device

© 2024 authID Inc. All Right s Reserved. Authentication Fraud Deepfake Voices - 4 - This is an example of a synthetic voice featuring a character generated by AI. This character portrayal is manufactured and not meant to be taken as an actual representation of the individual.

Authentication Fraud Deepfake Videos This is an example of a synthetic video featuring a character generated by AI. This character portrayal is manufactured and not meant to be taken as an actual representation of the individual. - 5 - © 2024 authID Inc. All Rights Reserved.

Dedicated Identity Experts The Pillars of Our Momentum Broad Account Reach Excited Channel Partners Strong Metrics Growth Market - Leading Tech - 6 - © 2024 authID Inc. All Rights Reserved.

Market - Leading Technology Others <1s 7 - 10s 700 ms Speed 1 to 1 1 to 1 Million Hundred K 1 to 1 Billion (Independently validated by Third Party CISRO) Accuracy Encrypted Biometric Encrypted Biometric Template with Secure Template Enclave Stored in Device Stored in Cloud Servers Zero Biometrics Stored ISO/IEC 30136 Compliant One - Way Hash and Public Key Privacy & Data Protection - 7 - © 2024 authID Inc. All Rights Reserved.

Verified Privacy PKI Demo The ultimate level of privacy, using public - key cryptography - 8 - © 2024 authID Inc. All Rights Reserved.

Excited, Committed Channel Partners - 9 - © 2024 authID Inc. All Rights Reserved.

Strong Reach & Identity Expertise Recognition - 10 - © 2024 authID Inc. All Rights Reserved.

Strong Metrics Growth – Revenue Growth $.16 M Q1 ‘24 $.28 M Q2 ‘24 FY 2023 $.19 M - 11 - © 2024 authID Inc. All Rights Reserved.

Strong Metrics Growth – Pipeline Momentum $21 M Q1 ‘24 $25 M Q2 ‘24 20% Growth Q2 Deals in Pipeline 71 $100K+ 12 $500K+ - 12 - © 2024 authID Inc. All Rights Reserved.

$9M Target Strong Metrics Growth – bARR Momentum 2024 Q1 ‘24 $.10 M $.63M - 13 - © 2024 authID Inc. All Rights Reserved. Q2 ‘24

© 2024 authID Inc. All Rights Reserved. NASDAQ : AUID © 2024 authID Inc. All Rights Reserved. CFO Remarks Our Mission Eliminate Authentication Fraud & Deliver 100% Zero Trust Identity Protection Our Value Know Who Is Behind The Device

Q2 2024 Financial Results Key GAAP Measures – 3 and 6 months Ended June 30, 2024 Net Loss Per Share Continuing Operations Non - Cash & One - Time Severance Charges ($M) Net Loss Continuing Operations ($M) Operating Expenses* ($M) Revenue ($M) $3.09 $2.16 $0.67 $0.34 ‘23 ’24 ‘23 '24 3 months 6 months 9.23M 8.82M 0.79M 1.57M ‘23 ’24 ‘23 '24 3 months 6 months 12.68M 10.90M 6.32M 3.26M ‘23 ’24 ‘23 '24 3 months 6 months 6.92M 3.82M 3.61M 2.80M ‘23 ’24 ‘23 '24 3 months 6 months 0.44M 0.28M 0.07M 0.04M ‘23 ’24 ‘23 '24 3 months 6 months * Q1’23 Operating Expenses reflects $3.4M in a non - cash reversal of stock - based compensation from Q1’23 terminations - 15 - © 2024 authID Inc. All Rights Reserved.

Q2 2024 Financial Results

GAAP - Remaining Performance Obligation

	Period Ending		Change
	Q2 2024	Q1 2024	
Deferred Revenue	$0.24M	$0.31M	($0.1M)
Additional non-cancelable contracted revenue	$4.00M	$3.73M	+$0.3M
Total Remaining Performance Obligation (RPO)	$4.24M	$4.03M	+0.2M

- RPO represents deferred revenue and non-cancelable contracted revenue over the life of the contract that has not yet been recognized.
- Contracts are typically signed with a minimum 3-year term. Based on contractual commitments and expected usage patterns, we expect to recognize ~36% of the RPO over the next 12 months

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© 2024 authID Inc. All Rights Reserved.

authID

Q2 2024 Financial Results GAAP – Balance Sheet Highlights As of June 30, 2024 Cash Balance $14.4M 10.9M - 17 - © 2024 authID Inc. All Rights Reserved. Shares Outstanding +$10.0M net proceeds from June 2024 Fundraise +1.5M shares from June 2024 Fundraise

Q2 2024 Financial Results Non - GAAP Measures* Q2 2023 Q2 2024 * See Q2 2024 Earnings Press Release for important information about Non - GAAP Measures **cARR = Committed Annual Recurring Revenue, Est. UAC = Estimated Usage Above Commitment Q2 2023 Q2 2024 3m o 6m o bARR Booked Annual Recurring Revenue** ARR Annual Recurring Revenue Adjusted EBITDA Loss June 30 ended 6 months June 30 ended 3 months 1.12M 4.93M $0.73M $0.63M 3.86M $0.33M $0.27M 2.55M 1.66M $0.39M $0.25M $0.11M $0.35M $0.23M $0.11M 0.14M $0.14M $0.12M Q2 Q2 ‘23 '24 ‘23 ’24 2024 2023 2024 2023 2024 2023 6mo ended June 30 3mo ended June 30 - 18 - © 2024 authID Inc. All Rights Reserved.

Revenue Growth Stages

Progressing through our growth stages will build a sustainable, recurring revenue stream

Stage		How We'll Measure	2023 FY Results	Q2 '24 YTD Progress
Bookings	Secure new customer contracts with booked Annual Recurring Revenue	Booked Annual Recurring Revenue (bARR)	$2.94M	**$0.73M** (+$0.48M vs. Q2 '23 YTD)
Financial Commitments	Establish contractual commitments from customers	Remaining Performance Obligation (RPO)	$4.03M	**$4.24M** (+$3.84M vs. Q2 '23 YTD)
Revenue	• Implement new customers and recognize revenue • Ramp usage and exceed minimum commitments	GAAP Revenue	$0.19M	**$0.44M** (+$0.36M vs. Q2 '23 YTD)
Retention and Expansion	Retain customer contracts and expand relationships with upsells and cross-sells	Retention Rate Net Revenue Retention	*2025 Focus*	

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© 2024 authID Inc. All Rights Reserved.

authID.

2024 Targets & Guidance $9.0M 3x YoY Net New Bookings Growth $12 – 13M 3x YoY Customer Contractual Commitments Non - GAAP Booked ARR (bARR) GAAP Remaining Performance Obligation (RPO) $1.4 – 1.6M 7x YoY Revenue Growth - 20 - © 2024 authID Inc. All Rights Reserved. GAAP Revenue

NASDAQ : AUID Q s A © 2024 authID Inc. All Rights Reserved. - 21 - © 2024 authID Inc. All Rights Reserved.